CERTIFICATION OF PRINCIPAL CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

IN CONNECTION WITH THE ACCOMPANYING QUARTERLY REPORT ON FORM 10-QSB OF AVVAA WORLD HEALTH CARE PRODUCTS, INC. FOR THE QUARTER ENDING NOVEMBER 20, 2003, I, JACK FARLEY, CHIEF EXECUTIVE OFFICER OF AVVAA WORLD HEALTH CARE PRODUCTS, INC. HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT:

     1. Such quarterly report of Form 10-QSB for the period ending August 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended November 20, 2003, fairly represents in all material respects, the financial condition and results of operations of AVVAA WORLD HEALTH CARE PRODUCTS, INC.


Dated:    January 20, 2004

AVVAA WORLD HEALTH CARE PRODUCTS, INC.



By:  /s/ Jack Farley
-----------------------------------------
Chief Executive Officer